SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 18, 2004

Date of Report (Date of Earliest Event Reported)

EQUITY INNS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Tennessee	01-12073	62-1550848

(State or Other Jurisdiction	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

7700 Wolf River Boulevard
Germantown, Tennessee 38138

(Address of Principal Executive Offices) (Zip Code)

(901) 754-7774

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Ex-1.1 Underwriting Agreement
Ex-8.1 Tax Opinion of Hunton & Williams LLP
Ex-99.1 Press Release
Ex-99.2 Press Release

Item 8.01. Other Events.

     On October 18, 2004, Equity Inns, Inc. (the “Company”) issued a press release announcing that it intended to make a public offering of 5,000,000 shares of its common stock under its shelf registration statement previously declared effective by the Securities and Exchange Commission. On October 19, 2004, Equity Inns, Inc. (the “Company”) issued a press release announcing the pricing of an underwritten public offering of 5,250,000 shares of its common stock at $9.75 per share. The Company granted the underwriters an over-allotment option to purchase up to 787,500 additional shares. The net proceeds of the offering to the Company, excluding the underwriters’ over-allotment option, will be approximately $49.5 million.

     On October 19, 2004, the Company entered into an underwriting agreement, by and among the Company, Citigroup Global Markets Inc., Friedman, Billings, Ramsey & Co., Inc., A.G. Edwards & Sons, Inc., Morgan Keegan & Company, Inc. and Stifel, Nicolaus & Company, Incorporated (the “Underwriting Agreement”). A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and a copy of each press release described above is attached hereto as Exhibits 99.1 and 99.2. These exhibits shall be deemed “filed” with the Securities and Exchange Commission and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are being filed as an exhibit to this Current Report on Form 8-K.

Exhibit No.	Description
1.1	Underwriting Agreement dated October 19, 2004, by and among the Company, Citigroup Global Markets Inc., Friedman, Billings, Ramsey & Co., Inc., A.G. Edwards & Sons, Inc., Morgan Keegan & Company, Inc. and Stifel, Nicolaus & Company, Incorporated.

8.1	Tax Opinion of Hunton & Williams LLP

99.1	Press Release with respect to the Company’s announcement of its intent to make a public offering of 5,000,000 shares of its common stock under its shelf registration statement, dated October 18, 2004.

99.2	Press Release with respect to the Company’s announcement of the pricing of its underwritten public offering of 5,250,000 shares of its common stock at $9.75 per share, dated October 19, 2004.

2

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY INNS, INC.
October 19, 2004	/s/ J. Mitchell Collins
J. Mitchell Collins
Executive Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement dated October 19, 2004, by and among the Company, Citigroup Global Markets Inc., Friedman, Billings, Ramsey & Co., Inc., A.G. Edwards & Sons, Inc., Morgan Keegan & Company, Inc. and Stifel, Nicolaus & Company, Incorporated.

8.1	Tax Opinion of Hunton & Williams LLP

99.1	Press Release with respect to the Company’s announcement of its intent to make a public offering of 5,000,000 shares of its common stock under its shelf registration statement, dated October 18, 2004.

99.2	Press Release with respect to the Company’s announcement of the pricing of its underwritten public offering of 5,250,000 shares of its common stock at $9.75 per share, dated October 19, 2004.